August 14, 2018

James E. O’Connor, Esquire
Division of Investment Management
U.S. Securities & Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:  T. Rowe Price Communications & Technology Fund, Inc.

 T. Rowe Price Financial Services Fund, Inc.

 T. Rowe Price International Funds, Inc.

 T. Rowe Price Global Technology Fund, Inc.

 T. Rowe Price Health Sciences Fund, Inc.

 T. Rowe Price New Era Fund, Inc.

 T. Rowe Price Real Estate Fund, Inc.

  T. Rowe Price Science & Technology Fund, Inc. (“Registrants”)

Dear Mr. O’Connor:

In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned sticker.

The information contained in these eXtensible Business Reporting Language (“XBRL”) exhibits relates to the prospectus sticker filed under Rule 497 on July 30, 2018.

Please contact me at 410-345-2446, or in my absence, Brian R. Poole at 410-345-6646, if we may be of further assistance.

Sincerely,

/s/Charina Jones
Charina Jones